BARCLAYS GLOBAL INVESTORS FUNDS

Supplement, dated October 21, 2008,

to the Prospectus, dated May 1, 2008

for Bond Index Fund and S&P 500 Stock Fund

of Barclays Global Investors Funds

The information in this Supplement updates information in, and should be read in conjunction with, such Prospectus.

The information in this Supplement is only applicable to the Bond Index Fund.

The second footnote on page 1 is hereby deleted and replaced with the following footnote text:

The Lehman Brothers U.S Aggregate Index is maintained by Barclays Capital Inc. (“Barclays Capital”). Barclays Capital does not sponsor, endorse, sell or promote the Bond Index Fund or the Bond Index Master Portfolio. Barclays Capital is an affiliate of Barclays Global Investors, N.A. (“BGI”) and Barclays Global Fund Advisors (“BGFA”). Barclays Capital makes no representation or warranty, expressed or implied, regarding the advisability of investing in the Bond Index Fund or its Master Portfolio. Barclays Capital, BGI and BGFA are separate legal entities, and neither BGI nor BGFA will have a role in maintaining the Lehman Brothers U.S Aggregate Index.

BGF-A-SP1008

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE